EXHIBIT 99.4

GSAA-04-06

The Interest Rate Cap Notional Amount Amortization Schedule
Assumption: 30 CPR, spike libor to 20%, Payment date on business date only




--------------------------------------------------------------------------------
 Period      CAP Strike Rate         Notional Amt        Effective WAC
--------------------------------------------------------------------------------

      1              6.06193       215,376,105.10             10.00000
      2              4.95973       209,021,607.26             10.00000
      3              5.84536       202,854,360.28             10.00000
      4              5.11466       196,868,852.03             10.00000
      5              5.27961       191,059,732.53             10.00000
      6              5.64369       185,421,809.12             10.00000
      7              5.27955       179,950,041.90             10.00000
      8              5.84517       174,639,539.21             10.00000
      9              5.27948       169,485,553.27             10.00000
     10              5.45542       164,483,475.95             10.00000
     11              4.95944       159,628,834.69             10.00000
     12              5.84502       154,917,288.47             10.00000
     13              5.27934       150,344,624.00             10.00000
     14              5.11432       145,906,751.92             10.00000
     15              5.64335       141,599,703.17             10.00000
     16              5.27923       137,419,625.46             10.00000
     17              5.11422       133,362,779.83             10.00000
     18              5.64324       129,425,537.33             10.00000
     19              4.95917       125,604,375.77             10.00000
     20              5.84470       121,895,876.59             10.00000
     21              5.64312       118,296,721.82             10.00000
     22              5.45498       114,803,691.11             10.00000
     23              5.11400       111,413,658.85             10.00000
     24              5.64300       108,123,591.43             10.00000
     25              5.27890       104,930,544.49             10.00000
     26              5.27886       101,831,660.29             10.00000
     27              5.45478        98,824,165.22             10.00000
     28              4.95886        95,905,367.26             10.00000
     29              5.64279        93,072,653.63             10.00000
     30              5.45466        90,323,488.44             10.00000
     31              5.11371        87,655,410.41             10.00000
     32              5.84419        85,066,030.73             10.00000
     33              5.66323        82,553,030.85             10.00000
     34              6.69095        80,116,688.84             10.00000
     35              7.96191        77,744,956.36             10.00000
     36              8.22713        75,431,222.38             10.00001
     37              7.47906        73,186,065.32             10.00000
     38              8.51047        71,007,458.62             10.00000
     39              8.26832        68,893,435.50             10.00000
     40              7.94400        66,842,350.14             10.00000
     41              8.78066        64,853,387.21             10.00000
     42              8.78057        62,925,301.02             10.00000
     43              8.49723        61,054,308.68             10.00000
     44              9.08314        59,238,724.30             10.00000
     45              8.49703        57,476,911.68             10.00000
     46              8.23140        55,767,282.83             10.00000
     47              9.08281        54,108,296.57             10.00000
     48              8.77994        52,498,457.13             10.00000
     49              8.49660        50,936,312.83             10.00000
     50              8.49648        49,420,454.79             10.00000
     51              8.23085        47,949,515.65             10.00000
     52              9.08218        46,522,168.36             10.00000
     53              8.49610        45,137,124.98             10.00000
     54              8.49597        43,793,135.55             10.00000
     55              8.77902        42,488,986.97             10.00000
     56              9.40594        41,223,501.88             10.00000
     57              8.76483        39,995,537.67             10.00000



  Effective WAC running 15 CPR
  ----------------------------
  Effective WAC
  ----------------------------

       10.00000
        9.91911
        9.86771
        9.76853
        9.70418
        9.66146
        9.56329
        9.55511
        9.42688
        9.38416
        9.24702
        9.32258
        9.16694
        9.07325
        9.11694
        8.98272
        8.88565
        8.95233
        8.72639
        8.90029
        8.79552
        8.69072
        8.53668
        8.64612
        8.48075
        8.42935
        8.43920
        8.21577
        8.41267
        8.29775
        8.12101
        8.36087
        8.24734
        8.63104
        9.13765
        9.23347
        8.88705
        9.32905
        9.20470
        9.03791
        9.41900
        9.40871
        9.25890
        9.54039
        9.23455
        9.08534
        9.51855
        9.35027
        9.18810
        9.17693
        9.01867
        9.48433
        9.14448
        9.13399
        9.28866
        9.64992
        9.26398



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.